Aquila Funds Trust

Aquila High Income Fund

Supplement dated July 1, 2022

to the Fund’s Prospectus and Statement of Additional Information

dated April 26, 2022

Effective July 1, 2022, Aquila Investment Management LLC (the “Manager”) has contractually undertaken to waive fees and/or reimburse expenses of Aquila High Income Fund (the “Fund”) so that total Fund expenses will not exceed 1.20% for Class A Shares, 2.00% for Class C Shares, 0.93% for Class F Shares, 1.30% for Class I Shares and 1.00% for Class Y Shares. These expense limitations are in effect until June 30, 2023. Prior to June 30, 2023, the arrangement may not be terminated without the approval of the Board of Trustees. If total annual Fund operating expenses of any class in a fiscal year are less than the respective expense caps described above, as well as below the expense cap which was in place at the time of such reimbursed expenses or waived fees, the Manager may recover the difference between the total annual Fund operating expenses of the class and the respective expense cap, up to, but not more than, the amount, if any, by which reimbursed expenses and waived fees over the preceding rolling three year period have not been paid by the Fund to the Manager.

Accordingly, effective July 1, 2022, the Fee Table and Expense Example with respect to the Fund on page 1 of the Prospectus is hereby replaced with the following Fee Table and Expense Example:

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. If you invest in Class A Shares, you may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $25,000 in the Fund or in other funds in the Aquila Group of Funds. More information about these and other discounts is available from your financial advisor and under “Alternative Purchase Plans” on page 30 of the Fund’s Prospectus, “Sales Charges - Class A Shares” on page 32 of the Prospectus, “Broker-Defined Sales Charge Waiver Policies” on page 49 of the Prospectus, and “Purchase, Redemption, and Pricing of Shares” on page 51 of the Statement of Additional Information (the “SAI”). If you invest in Class F Shares or Class Y Shares, you may be required to pay a commission to a broker, which is not reflected in the Expense Example.

	Class A Shares	Class C Shares	Class F Shares	Class I Shares	Class Y Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.00%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of redemption value or purchase price)	None(1)	1.00%	None	None	None
Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.65%	0.65%	0.65%	0.65%	0.65%
Distribution and Service (12b-1) Fees	0.20%	1.00%	None	0.40%	None
Other Expenses (2)	0.44%	0.44%	0.37%	0.34%	0.44%
Total Annual Fund Operating Expenses (2)	1.29%	2.09%	1.02%	1.39%	1.09%
Total Fee Waivers (3)	0.09%	0.09%	0.09%	0.09%	0.09%
Total Annual Fund Operating Expenses After Fee Waivers (3)	1.20%	2.00%	0.93%	1.30%	1.00%

(1)	Shareholders who purchase $1 million or more of Class A Shares do not pay an initial sales charge but may pay a contingent deferred sales charge of up to 1% for redemptions within 18 months of purchase.
(2)	Restated to reflect current expenses.
(3)	The Manager has contractually undertaken to waive fees and/or reimburse Fund expenses so that total Fund expenses will not exceed 1.20% for Class A Shares, 2.00% for Class C Shares, 0.93% for Class F Shares, 1.30% for Class I Shares and 1.00% for Class Y Shares. These expense limitations are in effect until June 30, 2023. Prior to June 30, 2023, the arrangement may not be terminated without the approval of the Board of Trustees. If total annual Fund operating expenses of any class in a fiscal year are less than the respective expense caps described above, as well as below the expense cap which was in place at the time of such reimbursed expenses or waived fees, the Manager may recover the difference between the total annual Fund operating expenses of the class and the respective expense cap, up to, but not more than, the amount, if any, by which reimbursed expenses and waived fees over the preceding rolling three year period have not been paid by the Fund to the Manager.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Six years after the date of purchase, Class C Shares automatically convert to Class A Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$517	$784	$1,071	$1,887
Class C Shares	$303	$646	$1,115	$2,021
Class F Shares	$ 95	$316	$ 554	$1,240
Class I Shares	$132	$431	$ 752	$1,661
Class Y Shares	$102	$338	$ 592	$1,321

You would pay the following expenses if you did not redeem your Class C Shares:

Class C Shares	$203	$646	$1,115	$2,021

AQL-HIFPS-0722